UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 9, 2019
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

799 W. Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On May 9, 2019, Overstock.com, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the three months ended March 31, 2019. The press release includes Adjusted EBITDA tables for the three and twelve months ended December 31, 2018 and 2017, which have been corrected from the previously reported amounts. A copy of the press release is furnished as Exhibit 99.1.

The information in this Current Report on Form 8-K and in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may expressly be set forth in any such filing by specific reference.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

The following exhibit is furnished with this report:

99.1 Press release issued May 9, 2019.

This press release and the May 9, 2019 conference call and webcast to discuss our financial results may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include all statements other than statements of historical fact, including forecasts of trends. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of reasons, including the amount and timing of our capital expenditures, the significant increases in our marketing expenditures in the first half of 2018 and the subsequent reduction of those expenditures, the results of our ongoing review of strategic initiatives including the possible sale of our e-commerce business, adverse tax, regulatory or legal developments, competition, and any inability to raise capital or borrow funds in a timely manner or on acceptable terms. Other risks and uncertainties include, among others, the risks of the businesses Medici Ventures and tZERO are pursuing, including whether tZERO's joint venture with Box Digital Markets, LLC, will be able to achieve its objectives, the effects of key business personnel moving from our retail business to our Medici Ventures and tZERO businesses, our continually evolving business model, and difficulties we may have with our infrastructure, our fulfillment partners or our payment processors, including cyber-attacks or data breaches affecting us or any of them, and difficulties we may have with our search engine optimization results. More information about factors that could potentially affect our financial results are included in our Form 10-K for the year ended December 31, 2018 and our Form 10-Q for the quarter ended March 31, 2019, which were filed with the Securities and Exchange Commission on March 18, 2019 and May 9, 2019, respectively, and in our subsequent filings with the Securities and Exchange Commission. The Form 10-K, 10-Q, and our subsequent filings with the Securities and Exchange Commission identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ PATRICK M. BYRNE
Patrick M. Byrne
Chief Executive Officer
Date:	May 9, 2019

3